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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         The Board of Directors
         OSI Pharmaceuticals, Inc.

         We consent to the use of our report dated December 22, 1999, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.


                                                           /s/   KPMG LLP


Melville, New York
May 22, 2000